                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                               SEPTEMBER 22, 2000

                               COURIER CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


                                 MASSACHUSETTS
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         0-7597                                        04-2502514
         ------                            ----------------------------------
(Commission file number)                  (IRS employer identification number)

15 WELLMAN AVENUE, NORTH CHELMSFORD, MA                   01863
---------------------------------------                   -----
(Address of principal executive offices)                (Zip code)


                                 (978) 251-6000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

     ITEM 2. ACQUISITION OF ASSETS

     On September 22, 2000, Courier Corporation and its subsidiaries, (the "Company") purchased all of the outstanding common stock of Dover Publications, Inc., Dover Book Store, Inc. and Transfolio Express, Inc. (collectively, "Dover Publications") for a purchase price of approximately $39 million in cash. Dover Publications, headquartered in Mineola, New York, is a publisher of special-interest books. The Company currently intends to carry on substantially the same business as was conducted by Dover Publications. The acquisition was made pursuant to the terms and conditions of a Stock Purchase Agreement dated as of August 14, 2000 (the "Purchase Agreement") by and among the Company, Mrs. Blanche Cirker, individually, the Estate of Hayward Francis Cirker, by Blanche Cirker, executrix, and the Stockholders of Dover Publications. The acquisition will be accounted for as a purchase and, accordingly, the results of operations of Dover Publications will be included in the consolidated financial statements of the Company from September 22, 2000 forward.

     The purchase price was determined in arms-length negotiations and was financed by a wholly-owned subsidiary of Courier Corporation, using the Company's existing credit facility with Citizens Bank of Massachusetts (successor to State Street Bank and Trust Company), Fleet National Bank (f/k/a BankBoston, N.A.), and KeyBank National Association. The amount available under this facility was extended from $30 million to $60 million in contemplation of this transaction.

     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements of Businesses Acquired

     Required financial statements of the business acquired will be filed by Courier by amendment of this Current Report on Form 8-K no later than December 6, 2000.

     (b) Pro Forma Financial Information

     Required pro forma financial information will be filed by Courier by amendment of this Current Report on Form 8-K no later than December 6, 2000.

     (c) Exhibits

Exhibit No.         Description
-----------         -----------

 2.1 Stock Purchase Agreement dated as of August 14, 2000 by and among Courier Corporation, Mrs. Blanche Cirker, individually, the Estate of Hayward Francis Cirker, by Blanche Cirker, executrix, and each of the Stockholders of Dover Publications, Inc., Dover Book Store, Inc. and
                    Transfolio Express, Inc.

10 Amendment, dated August 11, 2000, to note agreement between Courier Corporation, Citizens Bank of Massachusetts
                    (successor to State Street Bank and Trust Company), Fleet
                    National Bank (f/k/a BankBoston, N.A.) and KeyBank National
                    Association, providing for a $60 million revolving credit facility.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   COURIER CORPORATION

Date: October 6, 2000              By: /s/ Robert P. Story, Jr.
                                      ------------------------------------------
                                       Name: Robert P. Story, Jr.
                                       Title: Senior Vice President and Chief
                                              Financial Officer

                                 EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION
-----------        -----------

2.1 Stock Purchase Agreement dated as of August 14, 2000 by and among Courier Corporation, Mrs. Blanche Cirker, individually, the Estate of Hayward Francis Cirker, by Blanche Cirker, executrix, and each of the Stockholders of Dover Publications, Inc., Dover Book Store, Inc. and
                    Transfolio Express, Inc.

10 Amendment, dated August 11, 2000, to note agreement between Courier Corporation, Citizens Bank of Massachusetts
                    (successor to State Street Bank and Trust Company), Fleet
                    National Bank (f/k/a BankBoston, N.A.) and KeyBank National
                    Association, providing for a $60 million revolving credit facility.